UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

JOINT CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
December 30, 2003

LA QUINTA PROPERTIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-9110	95-3520818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, TX 75038
(Address of Principal Executive Offices and Zip Code)

(214) 492-6600
(Registrant’s telephone number, including area code)

LA QUINTA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-9110	95-3419438
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, TX 75038
(Address of Principal Executive Offices and Zip Code)

(214) 492-6600
(Registrant’s telephone number, including area code)

ITEM 5.  Other Events.

On December 30, 2003, La Quinta Corporation (“LQ Corporation”) and La Quinta Properties, Inc. (“LQ Properties” together with LQ Corporation, the “La Quinta Companies”) entered into a Purchase and Sale Agreement with Michael D. Herman, pursuant to which the La Quinta Companies sold to Mr. Herman 100% of the capital stock of TeleMatrix, Inc. and 100% of the membership interests of TeleMatrix Equipment, LLC held by the La Quinta Companies.

On December 30, 2003, LQ Properties entered into an Exchange Agreement (the “Exchange Agreement”) with Debra L. Herman, Mr. Herman’s spouse, pursuant to which Ms. Herman exchanged 1,000 shares of LQ Properties’ 9% Series B Cumulative Redeemable Convertible Preferred Stock, par value $.10 per share (the “Series B Shares”) for an aggregate of 100,000 newly issued shares of LQ Properties’ 9% Series A Cumulative Redeemable Preferred Stock, par value $.10 per share (the “Series A Shares”), which Series A Shares are represented by 1,000,000 newly issued depositary receipts (the “Depositary Receipts”).  The exchange closed on January 23, 2004.  The Series B Shares exchanged by Ms. Herman have been cancelled by LQ Properties and are no longer outstanding.  The Series A Shares and representative Depositary Receipts issued pursuant to the Exchange Agreement are identical to the presently outstanding Series A Shares and Depositary Receipts.  The Series B Shares exchanged by Ms. Herman stood pari passu with the outstanding Series A Shares and the Series A Shares issued to Ms. Herman pursuant to the Exchange Agreement collect the same aggregate dividends ($2,250,000 per year) and have the same aggregate liquidation preference ($25,000,000) as did the Series B Shares.  In connection with the exchange, Ms. Herman surrendered the right to convert the Series B Shares into shares of common stock of LQ Corporation and class B common stock of LQ Properties.  Additionally, LQ Properties and Ms. Herman have entered into a Registration Rights Agreement dated as of December 30, 2003 (the “Registration Rights Agreement”).  Pursuant to the Registration Rights Agreement, LQ Properties has agreed to use commercially reasonable efforts to file, within 90 days of December 30, 2003, a registration statement with the Securities and Exchange Commission registering for resale the Depositary Shares issued to Ms. Herman and to use commercially reasonable efforts to cause the registration statement to become effective within 90 days of its filing.  The Series A Shares and the Depositary Receipts were issued in a transaction exempt from registration under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this joint report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2004	LA QUINTA CORPORATION

	By:	/s/ Steven J. Flowers
Name: Steven J. Flowers
Title: Vice President and Treasurer

Date: January 27, 2004	LA QUINTA PROPERTIES, INC.

	By:	/s/ Steven J. Flowers
Name: Steven J. Flowers
Title: Vice President and Treasurer